                                         The Indonesia
                                         Fund, Inc.
                                         _________________________

                                         SEMI-ANNUAL REPORT
                                         JUNE 30, 1999

 CONTENTS

Letter to Shareholders....................................................     1

Portfolio Summary.........................................................     5

Schedule of Investments...................................................     6

Statement of Assets and Liabilities.......................................     7

Statement of Operations...................................................     8

Statement of Changes in Net Assets........................................     9

Financial Highlights......................................................    10

Notes to Financial Statements.............................................    11

Results of Annual Meeting of Shareholders.................................    14

Description of InvestLink-SM- Program.....................................    14

PICTURED ON THE COVER ARE THE SHRINES TO THE WATER DEITY LOCATED IN INDONESIA.

--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

                                                                   July 26, 1999

DEAR SHAREHOLDER:

We are pleased to report on the activities of The Indonesia Fund, Inc. (the "Fund") for the six months ended June 30, 1999.

PERFORMANCE

At June 30, 1999, total Fund assets were approximately $22.3 million. The Fund's net asset value ("NAV") was $4.84 per share, as compared to $2.71 at December 31, 1998.

For the six months ended June 30, 1999, the Fund's total return, based on NAV, was 78.6%. By comparison, the total return of the Morgan Stanley Capital International Indonesia Index (the "Index") was 106.8%. From the commencement of investment operations on March 9, 1990 through June 30, 1999, the Fund's total return, based on NAV and assuming reinvestment of dividends and distributions, fell 62.2%. The Index lost 69.3% during this same period.

The Fund underperformed the Index in the first half of 1999 due to an ineffective combination of stock selection, notably in the banking sector, and industry sector weightings. We chose to position the portfolio defensively, as reflected in our ongoing emphasis on companies with dollar-denominated revenue streams, which had fared especially well when stocks and the rupiah plunged in 1998. The result was that we were insufficiently invested in domestically oriented companies that had successfully positioned themselves to benefit from a sharp upturn in the economy.

Results were much more positive in chemicals, where we owned shares of PT Indorama Synthetics, a textile company that performed particularly well; and beverages and tobacco, which we overweighted relative to the Index. Stock selection in beverages and tobacco also gained from our inclusion of PT HM Sampoerna, a strong performer that is not included in the Index. We will discuss Sampoerna in greater detail later in the report.

THE MARKET: LAYING THE FOUNDATION FOR RECOVERY

During the first half of 1999, Indonesia made considerable progress toward a number of fundamental political and economic changes that helped to lay the foundation for true economic recovery.

Paramount among these was political stability, without which foreign investors will shun Indonesia's markets, sovereign risk will escalate and any hope of a widespread recovery will fade. By far, the key political event occurred on June 7, when parliamentary elections were held without significant unrest by the civilian population, intervention by the military or electoral tampering by those presently in charge. The absence of each was considered especially favorable.

Equally notable was that the popular PDI-P opposition party made a strong enough showing to possibly enable it to form a coalition that will peacefully select the country's next president. [Note: as we write, the official tallying of votes has not yet been completed.] Should things continue to go smoothly on the political front, the keystone of Indonesia's economic recovery will have been set.

--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

The impact of politics on the Indonesian economy and equity market cannot be overstated. As campaigning got under way during the first quarter, fears resurfaced about the emergence of campaign-related violence. The result was that the market stalled and pulled back slightly from its torrid pace of last year's fourth quarter.

As events progressed, however, domestic and international confidence grew in Indonesia's willingness to conduct nonviolent, fair elections and set its house in order. One indicator of the latter was that all presidential candidates endorsed the financial assistance package arranged by the International Monetary Fund, thus demonstrating an unusual and very positive degree of harmony on such a politically sensitive issue. Political support was also reflected in the government's actions to shore up the country's ailing financial system by closing several banks and recapitalizing others through debt and public equity offerings.

Indonesia's macroeconomic picture improved as well, on several key fronts: sky-high inflation fell sharply, allowing local interest rates to fall; and the rupiah vigorously rebounded against the dollar. Lower rates and the stronger rupiah flowed through to the benefit of local businesses, which were thereby better able to finance their enormous debts and import much-needed finished goods and raw materials.

In concert with the less politically charged local environment, the better macroeconomic climate and robust performance among other Asian equity markets, investors began to return to Indonesian equities to take advantage of valuations that had reached historically low levels by some measures. The result of these and other factors was an explosive second-quarter rally and a very strong performance over the first half of 1999.

PORTFOLIO STRATEGY: STRENGTH IN BLUE CHIPS

Notwithstanding recent advances in Indonesia's political continuum, its economy or its stock market, we are ever mindful of the fragility of the current investment environment. As a result, our strategy continues to emphasize solid, blue-chip companies that share these characteristics: relatively high share liquidity, capable management, strong cash flow and strong balance sheets. We are also interested in companies that are likely to succeed in rescheduling their debts (especially those that have domestic or global competitive advantages), or are beneficiaries of an incipient revival in the domestic economy.

PT HM SAMPOERNA

One company that satisfies most of these requirements is PT HM Sampoerna ("Sampoerna"), Indonesia's largest manufacturer of hand-rolled clove cigarettes and third-largest cigarette manufacturer overall.

Sampoerna benefits from the simple fact that Indonesia is a smoker's paradise, with the world's third-largest population and among the highest per-capita cigarette consumption. Clove-flavored cigarettes, furthermore, are overwhelmingly favored by Indonesians over unflavored or mentholated varieties, which limits the penetration of multinational brands. Hand-rolled brands attract a strong consumer following and tend to sell at a heavy price premium to machine-rolled brands.

Sampoerna is well-positioned to benefit both from the recovering economy and its own adroit management moves, as exemplified by the following:

- The improving economy is resulting in increasing demand for Dji Sam Soe, the company's hand-rolled, super-premium cigarette brand (and principal earnings driver), as well as other tobacco products.

--------------------------------------------------------------------------------
   2

LETTER TO SHAREHOLDERS

- Sampoerna is also prudently diversifying into other hand-rolled and machine-rolled brands.

- Management recently took substantial steps to improve the company's credit exposure by restructuring a $140 million debt package and buying back over half of its $200 million Yankee bond issue at a major discount to face value.

- Should the rupiah/dollar exchange rate continue to recover, as expected, Sampoerna will be better able to service its remaining dollar-denominated debts and finance key imported materials (e.g., tobacco, filters, packaging) on more favorable terms.

For these and other reasons, we feel that Sampoerna is a high-potential investment that should outperform as Indonesia continues to move toward full economic recovery.

OUTLOOK: VERY OPTIMISTIC

To be sure, sufficient risks remain to warrant a cautious stance on Indonesian equities at the moment. Political risk, while diminished, is still the highest in the Asian region. Until the question of who will next lead the nation is answered, then, the short-term environment will be unclear.

We are more optimistic about Indonesia's long-term prospects than we have been in some time, however. We believe the economic environment will continue to improve, albeit gradually, turn the corner late in 1999 and start to truly grow in 2000.

Clearly, politics is the spice that dominates the flavor of Indonesia's economy. If the presidential issue is resolved to the majority's satisfaction, the likelihood of domestic strife and economic dissolution diminishes considerably. In such an event, we would expect to see foreign capital truly flood into the market.

On the global stage, the recovery of Indonesia's economy and those of other emerging nations is tied to the continuing good health of the economies of developed nations, especially the U.S. Should the U.S. economy or equity market falter in any significant manner, emerging markets will likely bear the brunt of the global economic instability that should ensue.

Having voiced these concerns, we think that Indonesia is on the mend and stands to further benefit in coming months as global growth accelerates. Assuming that the nation's economic and political risks continue to decline, we would expect the valuations of selected companies to rise in coming months. Barring any major negatives on either front, we thus intend to remain fully invested into the third quarter.

Sincerely,

/s/ Robert B. Hrabchak*

Robert B. Hrabchak*
Chief Investment Officer

--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

FROM CREDIT SUISSE ASSET MANAGEMENT:

I. Effective January 12, 1999, the Fund's investment adviser, BEA Associates, changed its name to Credit Suisse Asset Management ("CSAM"). In making the announcement, the firm said that it expected the new name to enhance its recognition as a global asset manager. CSAM is the investment division of Credit Suisse Group, one of the world's largest financial organizations, with $600 billion in assets under management.

II. We wish to remind shareholders whose shares are registered in their own name that they automatically participate in the Fund's dividend reinvestment program which is known as the InvestLink-SM- Program (the "Program"). The Program can be of value to shareholders in maintaining their proportional ownership interest in the Fund in an easy and convenient way. A shareholder whose shares are held in the name of a broker/dealer or nominee should contact the Fund's Transfer Agent for details about participating in the Program. The Program also provides for additional share purchases. The Program is described on pages 14 through 16 of this report.

III. Many services provided to the Fund and its shareholders by CSAM and the Fund's service providers rely on the functioning of their respective computer systems. Many computer systems cannot distinguish the year 2000 from the year 1900, with resulting potential difficulty in performing various calculations (the "Year 2000 Issue"). The Year 2000 Issue could potentially have an adverse impact on the handling of security trades, the payment of interest and dividends, pricing, account services and other Fund operations.

   CSAM recognizes the importance of the Year 2000 Issue and is taking appropriate steps necessary in preparation for the year 2000. At this time, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund, nor can there be any assurance that the Year 2000 Issue will not have an adverse effect on the Fund's investments or on global markets or economies, generally.

   CSAM anticipates that its systems will be adapted in time for the year 2000. CSAM is seeking assurances that comparable steps are being taken by the Fund's other major service providers. CSAM will be monitoring the Year 2000 Issue in an effort to ensure appropriate preparation.

--------------------------------------------------------------------------------
*Robert B. Hrabchak is primarily responsible for management of the Fund's assets. He has served the Fund in such capacity since November 17, 1998. Mr. Hrabchak is a Director of Credit Suisse Asset Management ("CSAM"), where he is chief investment officer for Asian equities. He joined CSAM in 1997 from Merrill Lynch Asset Management in Hong Kong, where he was a senior portfolio manager. Previously, he worked in corporate finance and equity capital markets for Salomon Brothers in New York and Hong Kong; specialized in private equity investments in Taiwan, Hong Kong and China for ChinaVest Limited; and was an Asian portfolio manager at Chase Manhattan Bank in Hong Kong.

--------------------------------------------------------------------------------
   4

--------------------------------------------------------------------------------

THE INDONESIA FUND, INC.

PORTFOLIO SUMMARY - AS OF JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
 SECTOR ALLOCATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    AS A PERCENT OF NET ASSETS
                                     6/30/99   12/31/98
Agriculture                              3.23       4.91
Automotive                               4.63       2.62
Beer, Beverages, Liquors and
Tobacco                                 18.01      17.72
Chemicals                                0.00       0.61
Financial Services                      11.28       0.00
Fishery                                  2.09       2.90
Food & Kindred Products                  6.42       4.27
Manufacturing                            4.97       0.78
Metal-Diversified                        2.91       2.52
Oil Exploration &Production              0.00       4.20
Paper Products                          14.84      15.76
Quarrying                                3.29       3.60
Retailing                                5.20       1.12
Telecommunications                      19.87      24.71
Textiles                                 1.43       2.10
Cash & Other Assets                      1.83      11.14

 TOP 10 HOLDINGS, BY ISSUER

                                                                                               Percent of
           Holding                                                          Sector             Net Assets
-----------------------------------------------------------------------------------------------------------
       1.  PT Telekomunikasi Indonesia                                Telecommunications           13.0
-----------------------------------------------------------------------------------------------------------
       2.  PT Bank Internasional Indonesia                            Financial Services           11.3
-----------------------------------------------------------------------------------------------------------
       3.  PT Gudang Garam                                        Beer, Beverages, Liquors &
                                                                           Tobacco                  9.8
-----------------------------------------------------------------------------------------------------------
       4.  PT HM Sampoerna                                        Beer, Beverages, Liquors &
                                                                           Tobacco                  8.2
-----------------------------------------------------------------------------------------------------------
       5.  PT Indosat                                                 Telecommunications            6.8
-----------------------------------------------------------------------------------------------------------
       6.  PT Indofood Sukses Makmur                               Food & Kindred Products          6.4
-----------------------------------------------------------------------------------------------------------
       7.  PT Indah Kiat Pulp & Paper Corp.                             Paper Products              5.2
-----------------------------------------------------------------------------------------------------------
       8.  PT Matahari Putra Prima                                        Retailing                 5.2
-----------------------------------------------------------------------------------------------------------
       9.  PT Pabrik Kertas Tjiwi Kimia                                 Paper Products              4.9
-----------------------------------------------------------------------------------------------------------
      10.  Asia Pulp & Paper Company Ltd.                               Paper Products              4.7
-----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE INDONESIA FUND, INC.

SCHEDULE OF INVESTMENTS - JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 EQUITY OR EQUITY-LINKED SECURITIES-98.17%
 AGRICULTURE-3.23%
PT Astra Agro Lestari...................        972,000  $   336,866
PT London Sumatra Indonesia.............      1,235,600      383,616
                                                         -----------
                                                             720,482
                                                         -----------
 AUTOMOTIVE-4.63%
PT Astra International+.................      2,271,000    1,033,018
                                                         -----------
 BEER, BEVERAGES, LIQUORS & TOBACCO-18.01%
PT Gudang Garam.........................        809,500    2,185,942
PT HM Sampoerna+........................        801,500    1,828,693
                                                         -----------
                                                           4,014,635
                                                         -----------
 FINANCIAL SERVICES-11.28%
PT Bank Internasional Indonesia+,++.....     77,197,600    2,229,534
PT Bank Internasional Indonesia,
 Warrants (expiring 04/16/02)+..........     15,787,200      284,967
                                                         -----------
                                                           2,514,501
                                                         -----------
 FISHERY-2.09%
PT Daya Guna Samudera...................        810,000      464,946
                                                         -----------
 FOOD & KINDRED PRODUCTS-6.42%
PT Indofood Sukses Makmur+..............      1,054,000    1,430,700
                                                         -----------
 MANUFACTURING-4.97%
PT Semen Gresik.........................        442,500      958,484
PT Unilever Indonesia...................         26,000      150,181
                                                         -----------
                                                           1,108,665
                                                         -----------
 METAL-DIVERSIFIED-2.91%
PT Aneka Tambang........................      2,896,000      648,202
                                                         -----------
 PAPER PRODUCTS-14.84%
Asia Pulp & Paper Company Ltd. ADR+.....        105,600    1,016,400
Asia Pulp & Paper Company Ltd. ADR,
 Warrants (expiring 07/27/00)+..........         15,860       41,632

                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 PAPER PRODUCTS (CONTINUED)
PT Indah Kiat Pulp & Paper Corp.+.......      2,510,500  $ 1,160,087
PT Indah Kiat Pulp & Paper Corp.,
 Warrants (expiring 07/11/02)+..........              5            2
PT Pabrik Kertas Tjiwi Kimia+...........      2,846,311    1,089,202
                                                         -----------
                                                           3,307,323
                                                         -----------
 QUARRYING-3.29%
PT Tambang Timah Tbk....................        845,000      732,130
                                                         -----------
 RETAILING-5.20%
PT Matahari Putra Prima+................      8,920,000    1,159,278
                                                         -----------
 TELECOMMUNICATIONS-19.87%
PT Indosat..............................        800,500    1,525,863
PT Telekomunikasi Indonesia.............      2,534,220    1,463,809
PT Telekomunikasi Indonesia ADR.........        115,742    1,439,541
                                                         -----------
                                                           4,429,213
                                                         -----------
 TEXTILES-1.43%
PT Indorama Synthetics+.................      1,470,000      318,412
                                                         -----------

TOTAL INVESTMENTS-98.17%
 (Cost $18,977,187) (Notes A,D)........................   21,881,505
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES-1.83%...
                                                             408,749
                                                         -----------
NET ASSETS-100.00%.....................................  $22,290,254
                                                         -----------
                                                         -----------
---------------------------------------------------------
+          Security is non-income producing.
++         Includes 397,837,440 call options, expiring
           05/28/02, with no market value.
ADR        American Depositary Receipts.

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   6

--------------------------------------------------------------------------------

THE INDONESIA FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

 ASSETS
Investments, at value (Cost
 $18,977,187) (Note A)..................     $21,881,505
Cash (Note A)...........................         699,024
Receivables:
  Investments sold......................       1,826,293
  Dividends.............................          85,388
Prepaid expenses........................          16,671
                                             -----------
Total Assets............................      24,508,881
                                             -----------

 LIABILITIES
Payables:
  Investments purchased.................       2,105,215
  Investment advisory fee (Note B)......          45,506
  Administration fees (Note B)..........           3,082
  Other accrued expenses................          64,824
                                             -----------
Total Liabilities.......................       2,218,627
                                             -----------
NET ASSETS (applicable to 4,608,989
 shares of common stock outstanding)
 (Note C)...............................     $22,290,254
                                             -----------
                                             -----------

NET ASSET VALUE PER SHARE ($22,290,254
  DIVIDED BY 4,608,989).................           $4.84
                                             -----------
                                             -----------

 NET ASSETS CONSIST OF
Capital stock, $0.001 par value;
 4,608,989 shares issued and outstanding
 (100,000,000 shares authorized)........     $     4,609
Paid-in capital.........................      63,035,295
Accumulated net investment loss.........         (63,890)
Accumulated net realized loss on
 investments and foreign currency
 related transactions...................     (43,600,476)
Net unrealized appreciation in value of
 investments and translation of other
 assets and liabilities denominated in
 foreign currency.......................       2,914,716
                                             -----------
Net assets applicable to shares
 outstanding............................     $22,290,254
                                             -----------
                                             -----------

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE INDONESIA FUND, INC.

STATEMENT OF OPERATIONS - FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

 INVESTMENT INCOME
Income (Note A):
  Dividends.............................     $   129,221
  Interest..............................          78,532
  Less: Foreign taxes withheld..........         (19,383)
                                             -----------
  Total Investment Income...............         188,370
                                             -----------
Expenses:
  Investment advisory fees (Note B).....          74,595
  Printing..............................          37,105
  Custodian fees........................          34,752
  Audit and legal fees..................          34,028
  Accounting fees.......................          21,520
  Transfer agent fees...................          10,860
  Directors' fees.......................          10,413
  Administration fees (Note B)..........           8,573
  NYSE listing fees.....................           8,018
  Insurance.............................           4,833
  Other.................................           7,563
                                             -----------
  Total Expenses........................         252,260
                                             -----------
  Net Investment Loss...................         (63,890)
                                             -----------

 NET REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS AND FOREIGN CURRENCY
 RELATED TRANSACTIONS
Net realized gain/(loss) from:
  Investments...........................      (1,513,249)
  Foreign currency related
   transactions.........................          39,108
Net change in unrealized depreciation in
 value of investments and translation of
 other assets and liabilities
 denominated in foreign currency........      11,337,179
                                             -----------
Net realized and unrealized gain on
 investments and foreign currency
 related transactions...................       9,863,038
                                             -----------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS........................     $ 9,799,148
                                             -----------
                                             -----------

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   8

--------------------------------------------------------------------------------
THE INDONESIA FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                             For the Six Months          For the Year
                                             Ended June 30, 1999            Ended
                                                 (unaudited)          December 31, 1998
                                             -------------------------------------------

 INCREASE/(DECREASE) IN NET ASSETS
Operations:
  Net investment loss...................         $   (63,890)            $  (154,711)
  Net realized loss on investments and
   foreign currency related
   transactions.........................          (1,474,141)             (9,563,944)
  Net change in unrealized depreciation
   in value of investments and
   translation of other assets and
   liabilities denominated in foreign
   currency.............................          11,337,179               5,724,030
                                             -------------------      ------------------
    Net increase/(decrease) in net
     assets resulting from operations...           9,799,148              (3,994,625)
                                             -------------------      ------------------

 NET ASSETS
Beginning of period.....................          12,491,106              16,485,731
                                             -------------------      ------------------
End of period...........................         $22,290,254             $12,491,106
                                             -------------------      ------------------
                                             -------------------      ------------------

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------

THE INDONESIA FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------

                                          For the Six Months
                                                Ended                         For the Years Ended December 31,
                                            June 30, 1999      ---------------------------------------------------------------
                                             (unaudited)         1998       1997       1996       1995       1994       1993
                                          ------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period....         $2.71            $3.58     $10.68      $9.34      $9.18     $14.03      $7.63
                                              --------         --------   --------   --------   --------   --------   --------
Net investment income/ (loss)...........         (0.01)           (0.04)      0.03       0.01         --      (0.03)     (0.03)
Net realized and unrealized gain/(loss)
 on investments and foreign currency
 related transactions...................          2.14            (0.83)     (7.13)      1.33       0.16      (4.82)      6.43
                                              --------         --------   --------   --------   --------   --------   --------
Net increase/(decrease) in net assets
 resulting from operations..............          2.13            (0.87)     (7.10)      1.34       0.16      (4.85)      6.40
                                              --------         --------   --------   --------   --------   --------   --------
Dividends and distributions to
 shareholders:
  Net investment income.................            --               --         --         --         --         --         --
  Net realized gains on investments and
   foreign currency related
   transactions.........................            --               --         --         --         --         --         --
                                              --------         --------   --------   --------   --------   --------   --------
Total dividends and distributions to
 shareholders...........................            --               --         --         --         --         --         --
                                              --------         --------   --------   --------   --------   --------   --------
Net asset value, end of period..........         $4.84            $2.71      $3.58     $10.68      $9.34      $9.18     $14.03
                                              --------         --------   --------   --------   --------   --------   --------
                                              --------         --------   --------   --------   --------   --------   --------
Market value, end of period.............        $6.938           $3.438     $4.625     $9.750    $10.125    $12.000    $20.750
                                              --------         --------   --------   --------   --------   --------   --------
                                              --------         --------   --------   --------   --------   --------   --------
Total investment return(a)..............        101.82%          (25.68)%   (52.56)%    (3.70)%   (15.63)%   (42.17)%   130.56%
                                              --------         --------   --------   --------   --------   --------   --------
                                              --------         --------   --------   --------   --------   --------   --------

 RATIOS/ SUPPLEMENTAL DATA
Net assets, end of period (000
 omitted)...............................       $22,290          $12,491    $16,486    $49,223    $43,060    $42,297    $64,661
Ratio of expenses to average net
 assets.................................          3.38%(b)         4.21%      1.89%      1.91%      1.96%      1.83%      1.98%
Ratio of net investment income/(loss) to
 average net assets.....................         (0.86)%(b)       (1.37)%     0.33%      0.10%      0.05%     (0.25)%    (0.30)%
Portfolio turnover rate.................         26.92%           36.58%     48.19%     34.67%     24.10%     31.56%     63.77%

                                                                  For the Period
                                                                  March 9, 1990*
                                                                     through
                                            1992       1991     December 31, 1990

 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period....     $7.72     $10.38         $13.78**
                                          --------   --------       --------
Net investment income/ (loss)...........      0.01       0.04           0.22
Net realized and unrealized gain/(loss)
 on investments and foreign currency
 related transactions...................     (0.10)     (2.65)         (2.90)
                                          --------   --------       --------
Net increase/(decrease) in net assets
 resulting from operations..............     (0.09)     (2.61)         (2.68)
                                          --------   --------       --------
Dividends and distributions to
 shareholders:
  Net investment income.................        --      (0.05)         (0.19)
  Net realized gains on investments and
   foreign currency related
   transactions.........................        --         --          (0.53)
                                          --------   --------       --------
Total dividends and distributions to
 shareholders...........................        --      (0.05)         (0.72)
                                          --------   --------       --------
Net asset value, end of period..........     $7.63      $7.72         $10.38
                                          --------   --------       --------
                                          --------   --------       --------
Market value, end of period.............    $9.000     $8.375         $9.875
                                          --------   --------       --------
                                          --------   --------       --------
Total investment return(a)..............      7.46%    (14.71)%       (24.15)%
                                          --------   --------       --------
                                          --------   --------       --------
 RATIOS/ SUPPLEMENTAL DATA
Net assets, end of period (000
 omitted)...............................   $35,186    $35,590        $47,817
Ratio of expenses to average net
 assets.................................      2.04%      2.00%          2.15%(b)
Ratio of net investment income/(loss) to
 average net assets.....................      0.09%      0.49%          2.05%(b)
Portfolio turnover rate.................     22.39%     32.27%         17.68%

---------------------------------------------------------------------------
*    Commencement of operations.
** Initial public offering price of $15.00 per share less underwriting discount of $1.05 per share and offering expenses of $0.17 per share.
(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program. Total investment return does not reflect brokerage commissions or initial underwriting discounts and has not been annualized.
(b)  Annualized.

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   10

--------------------------------------------------------------------------------

THE INDONESIA FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

 NOTE A. SIGNIFICANT ACCOUNTING POLICIES

The Indonesia Fund, Inc. (the "Fund") was incorporated in Maryland on January 8, 1990 and commenced investment operations on March 9, 1990. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. Significant accounting policies are as follows:

MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All equity securities for which market quotations are readily available are valued at the last sales price prior to the time of determination, or, if no sales price is available at that time, at the closing price quoted for the securities (but if bid and asked quotations are available, at the mean between the current bid and asked prices). Securities that are traded over-the-counter are valued at the mean between the current bid and the asked prices, if available. Ministry of Finance Decree 467 (1997) stated that foreign investors were allowed to purchase up to 100% of the shares of Indonesian companies offered to the public in the primary market, except for shares in the banking sector. Prior to May 21, 1999, foreign investors were allowed to purchase up to 49% of the shares in the banking sector offered to the public in the primary market. When foreign investors owned 49% of such shares and a foreign market quotation was available, the foreign quotation was used. If less than 49% of these shares offered to the public were owned by foreign investors, there was no foreign market quotation available, therefore the local market quotation was used. Local banking shares generally traded at a discount to foreign banking shares when 49% of the shares offered to the public were owned by foreign investors. Effective May 21, 1999, Bank Indonesia, the Indonesian central bank, announced that the foreign ownership limit in Indonesian banks had been raised from 49 percent to 99 percent. Local investors must retain at least 1 percent ownership in banks. Banking is the only sector in Indonesia which has a foreign ownership limit. A local market quotation is used for the banking sector. All other securities and assets are valued at the fair value as determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The net asset value per share of the Fund is calculated on each business day, with the exception of those days on which the New York Stock Exchange is closed.

CASH: Deposits held at Brown Brothers Harriman & Co., the Fund's custodian, in a variable rate account are classified as cash. At June 30, 1999, the interest rate was 4.00% which resets on a daily basis. Amounts on deposit are generally available on the same business day.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

At December 31, 1998, the Fund had a capital loss carryover for U.S. federal income tax purposes of $41,035,269 of which $2,239,330 expires in 1999; $1,666,081 expires in 2000; $683,625 expires in 2001; $8,617,662 expires in
2002; $6,619,896 expires in 2003 ; $4,688,411 expires in 2004; $3,265,956 expires in 2005 and $13,254,308 expires in 2006.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE INDONESIA FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

For U.S. federal income tax purposes, realized capital losses and foreign exchange losses incurred after October 31, 1998, within the prior fiscal year, are deemed to arise on the first day of the current fiscal year. The Fund incurred and elected to defer realized capital losses of $554,964.

Income received by the Fund from sources within Indonesia and other countries may be subject to withholding and other taxes imposed by such countries.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

    (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transaction balances.

Net currency gains from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments and translation of other assets and liabilities denominated in foreign currency.

Net realized foreign exchange gains represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders, substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

OTHER: Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

Investment in Indonesian securities requires consideration of certain factors that are not normally involved in investments in U.S. securities. The Indonesian securities market is an emerging market characterized by a small number of company listings, high price volatility and a relatively illiquid secondary trading environment. These factors, coupled with other factors, limit the supply of securities available for investment by the Fund. This will affect the rate at which the Fund is able to invest in Indonesian securities, the purchase and sale prices for such securities and the timing of purchases and sales.

The limited liquidity of the Indonesian securities markets may also affect the Fund's ability to acquire or dispose of securities at a price and time that it wishes to do so. Accordingly, in periods of rising market prices,

--------------------------------------------------------------------------------
   12

--------------------------------------------------------------------------------
THE INDONESIA FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
the Fund may be unable to participate in such price increases fully to the extent that is unable to acquire desired portfolio positions quickly; conversely the Fund's inability to dispose fully and promptly of positions in declining markets will cause its net asset value to decline as the value of unsold positions is marked to lower prices.

Prior to May 21, 1999, the number of shares available for investment by the Fund was also limited, in the banking sector only, by the fact that non-Indonesians were permitted to purchase only 49% of the listed shares of Indonesian finance companies. A high proportion of the shares of many listed Indonesian finance companies could be held by a limited number of persons, thus reducing the number of listed shares which were available for purchase by foreigners. However, effective May 21, 1999, Bank Indonesia, the Indonesian central bank, announced that the foreign ownership limit in Indonesian banks had been raised from 49 percent to 99 percent. Local investors must retain at least 1 percent ownership in banks. Banking is the only sector in Indonesia which has a foreign ownership limit.

 NOTE B. AGREEMENTS
Credit Suisse Asset Management ("CSAM"), formerly BEA Associates, serves as the Fund's investment adviser with respect to all investments. As compensation for its advisory services, CSAM receives from the Fund an annual fee, calculated weekly and paid quarterly, equal to 1.00% of the Fund's average weekly net assets. For the six months ended June 30, 1999, CSAM earned $74,595 for advisory services. CSAM also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the six months ended June 30, 1999, CSAM was reimbursed $1,114 for administrative services rendered to the Fund.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's administrator. The Fund pays BSFM a monthly fee that is computed weekly at an annual rate of 0.10% of the first $100 million of the Fund's average weekly net assets and 0.08% of amounts in excess of $100 million. For the six months ended June 30, 1999, BSFM earned $7,459 for administrative services.

 NOTE C. CAPITAL STOCK
The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001, par value. Of the 4,608,989 shares outstanding at June 30, 1999, CSAM owned 7,169 shares.

 NOTE D. INVESTMENT IN SECURITIES
For U.S. federal income tax purposes, the cost of securities owned at June 30, 1999 was $19,977,905. Accordingly, the net unrealized appreciation of investments (including investments denominated in foreign currency) of $1,903,600, was composed of gross appreciation of $5,913,636 for those investments having an excess of value over cost and gross depreciation of $4,010,036 for those investments having an excess of cost over value.

For the six months ended June 30, 1999, purchases and sales of securities, other than short-term obligations, were $5,142,559 and $3,777,479, respectively.

 NOTE E. CREDIT AGREEMENT
The Fund, along with 10 other U.S. regulated investment companies for which CSAM serves as investment adviser, has a credit agreement with BankBoston, N.A.. The agreement provides that each fund is permitted to borrow an amount equal to the lesser of $25,000,000 or 25% of the net assets of the fund. However, at no time shall the aggregate outstanding principal amount of all loans to any of the 11 funds exceed $25,000,000. The line of credit will bear interest at (i) the greater of the bank's prime rate or the Federal Funds Effective Rate plus 0.50% or (ii) the Adjusted Eurodollar Rate plus 1.50%. The Fund had no amounts outstanding under the credit agreement for the six months ended and at June 30, 1999. Upon termination of the above agreement with BankBoston, N.A., the Fund entered into a credit agreement with Deutsche Bank AG and State Street Bank and Trust Company effective August 12, 1999.

--------------------------------------------------------------------------------

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On May 11, 1999, the annual meeting of shareholders of The Indonesia Fund, Inc. (the "Fund") was held and the following matters were voted upon:

(1) To re-elect one director to the Board of Directors of the Fund.

NAME OF DIRECTOR                   FOR       WITHHELD   NON-VOTES
------------------------------  ----------  ----------  ----------
Peter J. Kaplan                  2,734,121     52,780    1,822,088

In addition to the director re-elected at the meeting, C. Oscar Morong, Jr.*, William W. Priest, Jr. and Richard H. Francis continue to serve as directors of the Fund.

* Effective August 12, 1999, C. Oscar Morong, Jr. no longer serves as a director to the Fund.

(2) To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants for the year ending December 31, 1999.

                         FOR       AGAINST     ABSTAIN    NON-VOTES
                      ----------  ----------  ----------  ----------
                       2,770,835      10,150       5,917   1,822,087

 DESCRIPTION OF INVESTLINK-SM-* PROGRAM

The InvestLink-SM- Program is sponsored and administered by BankBoston, N.A., not by The Indonesia Fund, Inc. (the "Fund"). BankBoston, N.A. will act as program administrator (the "Program Administrator") of the InvestLink Program (the "Program"). The purpose of the Program is to provide interested investors with a simple and convenient way to invest funds and reinvest dividends in Shares of the Fund's common stock ("Shares") at prevailing prices, with reduced brokerage commissions and fees.

An interested investor may join the Program at any time. Purchases of Shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all Shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

A participant will be assessed certain charges in connection with his participation in the Program. First-time investors will be subject to an initial service charge which will be deducted from their initial cash deposit. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which include brokerage commissions.) Participants will not be charged any fee for reinvesting dividends.

The number of Shares to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the Shares. The Program Administrator uses dividends and funds of participants to purchase Shares of Company Common Stock in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All Shares purchased through the Program will be allocated to participants as of the settlement date, which is usually three business days from the the purchase date.

--------------------------------------------------------------------------------
   14

In all cases, transaction processing will occur within 30 days of the receipt of funds, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the Federal Securities laws or when unusual market conditions make prudent investment impracticable. In the event the Program Administrator is unable to purchase Shares within 30 days of the receipt of funds, such funds will be returned to the participants.

The average price of all Shares purchased by the Program Administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the Shares purchased for his account with his funds or dividends received by the Program Administrator during such time period. The average price of all Shares sold by the Program Administrator pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the Shares sold for his account pursuant to his sell orders received by the Program Administrator during such time period.

BankBoston, N.A., as Program Administrator, administers the Program for participants, keeps records, sends statements of account to participants and performs other duties relating to the Program. Each participant in the Program will receive a statement of his account following each purchase of Shares. The statements will also show the amount of dividends credited to such participant's account (if applicable), as well as the fees paid by the participant. In addition, each participant will receive copies of the Fund's Annual Report to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

If the Fund is paying dividends on the Shares, a participant will receive dividends through the Program for all Shares held on the dividend record date on the basis of full and fractional Shares held in his account, and for all other Shares of the Fund registered in his name. The Program Administrator will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested at no cost to the participants.

Shares of the Fund purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for Shares of the Fund purchased under the Program. The Program Administrator will hold the Shares in book-entry form until a Program participant chooses to withdraw his Shares or terminate his participation in the Program. The number of Shares purchased for a participant's account under the Program will be shown on his statement of account. This feature protects against loss, theft or destruction of stock certificates.

A participant may withdraw all or a portion of the Shares from his Program account by notifying the Program Administrator. After receipt of a participant's request, the Program Administrator will issue to such participant certificates for the whole Shares of the Fund so withdrawn or, if requested by the participant, sell the Shares for him and send him the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional Shares in his Program account, his participation in the Program will be terminated by the Program Administrator. In no case will certificates for fractional Shares be issued. The Program Administrator will convert any fractional Shares held by a participant at the time of his withdrawal to cash.

Participation in any rights offering, dividend distribution or stock split will be based upon both the Shares of the Fund registered in participants' names and the Shares (including fractional Shares) credited to participants' Program accounts. Any stock dividend or Shares resulting from stock splits with respect to Shares of the Fund, both full and fractional, which participants hold in their Program accounts and with respect to all Shares registered in their names will be automatically credited to their accounts.

--------------------------------------------------------------------------------

All Shares of the Fund (including any fractional share) credited to his account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of shareholders. When a participant returns an executed proxy, all of such Shares will be voted as indicated. A participant may also elect to vote his Shares in person at the Shareholders' meeting.

A participant will receive tax information annually for his personal records and to help him prepare his U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him of any income tax which may be payable on dividends. For further information as to tax consequences of participation in the Program, participants should consult with their own tax advisors.

The Program Administrator in administering the Program will not be liable for any act done in good faith or for any good faith omission to act. However, the Program Administrator will be liable for loss or damage due to error caused by its negligence, bad faith or willful misconduct. Shares held in custody by the Program Administrator are not subject to protection under the Securities Investors Protection Act of 1970.

The participant should recognize that neither the Fund nor the Program Administrator can provide any assurance of a profit or protection against loss on any Shares purchased under the Program. A participant's investment in Shares held in his Program account is no different than his investment in directly held Shares in this regard. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all of his Shares. Neither the Fund nor the Program Administrator can guarantee that Shares purchased under the Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his own judgment and research.

While the Program Administrator hopes to continue the Program indefinitely, the Program Administrator reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. The Program Administrator also reserves the right to terminate any participant's participation in the Program at any time. Any question of interpretation arising under the Program will be determined in good faith by the Program Administrator and any such good faith determination will be final.

Any interested investor may participate in the Program. To participate in the Program, an investor who is not already a registered owner of the Shares must make an initial investment of at least $250.00. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $100,000.00 annually. An interested investor may join the Program by reading the Program description, completing and signing the enrollment form and returning it to the Program Administrator. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers: First Time Investors-- (800) 969-3294; Current Shareholders--(800) 730-6001. All
correspondence regarding the Program should be directed to: BankBoston, N.A.,

InvestLink Program, P.O. Box 8040, Boston, MA 02266-8040.

---------------------------------------------
*InvestLink is a service mark of Boston EquiServe Limited
 Partnership.

--------------------------------------------------------------------------------
   16

 SUMMARY OF GENERAL INFORMATION

The Fund--The Indonesia Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange. Its principal investment objective is long-term capital appreciation with income as a secondary objective through investments primarily in Indonesian equity and debt securities. The Fund is managed and advised by Credit Suisse Asset Management ("CSAM"), formerly known as BEA Associates. CSAM is a diversified asset manager, handling equity, balanced, fixed income, international and derivative based accounts. Portfolios include international and emerging market investments, common stocks, taxable and non-taxable bonds, options, futures and venture capital. CSAM manages money for corporate pension and profit-sharing funds, public pension funds, union funds, endowments and other charitable institutions and private individuals. As of June 30, 1999, CSAM-Americas managed approximately $42.8 billion in assets.

 SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily) under the designation "Indones" and THE WALL STREET JOURNAL (daily), and BARRON'S (each Monday) under the designation "IndonesiaFd". The Fund's New York Stock Exchange trading symbol is IF. Weekly comparative net asset value (NAV) and market price information about The Indonesia Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S, as well as other newspapers, in a table called "Closed-End Funds."

 THE CSAM GROUP OF FUNDS

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds listed below at 1-800-293-1232 or visit our website on the
Internet: http//www.cefsource.com.

CLOSED-END FUNDS
SINGLE COUNTRY
The Brazilian Equity Fund, Inc. (BZL)
The Chile Fund, Inc. (CH)
The First Israel Fund, Inc. (ISL)
The Portugal Fund, Inc. (PGF)

MULTIPLE COUNTRY
The Emerging Markets Infrastructure Fund, Inc. (EMG)
The Emerging Markets Telecommunications Fund, Inc. (ETF)
The Latin America Equity Fund, Inc. (LAQ)
The Latin America Investment Fund, Inc. (LAM)
FIXED INCOME
Credit Suisse Asset Management Income Fund, Inc. (CIK)
Credit Suisse Asset Management Strategic Global Income
Fund, Inc. (CGF)

--------------------------------------------------------------------------------

DIRECTORS AND CORPORATE OFFICERS

Richard H. Francis              Director
Peter Kaplan                    Director
William W. Priest, Jr.          Director and President
Robert B. Hrabchak              Chief Investment Officer
Hal Liebes                      Senior Vice President
Michael A. Pignataro            Chief Financial Officer and
                                Secretary
Rocco A. Del Guercio            Vice President
Robert M. Rizza                 Treasurer

INVESTMENT ADVISER

Credit Suisse Asset Management
One Citicorp Center
153 East 53rd Street
New York, NY 10022

ADMINISTRATOR

Bear Stearns Funds Management Inc.
575 Lexington Avenue
New York, NY 10022

CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

SHAREHOLDER SERVICING AGENT

BankBoston, N.A.
P.O. Box 1865
Mail Stop 45-02-62
Boston, MA 02105-1865

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
2400 Eleven Penn Center
Philadelphia, PA 19103

LEGAL COUNSEL

Willkie Farr & Gallagher
787 Seventh Avenue
New York, NY 10019-6099

                                                                          [LOGO]
This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. The financial information included herein is taken from the records of the fund without examination by independent accountants who do not express an opinion thereon. It is not a prospectus,
circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

--------------------------------------------------------------------------------
                                                                   3913-SAR-6/99